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                                                            Exhibit 10.22.3

[Letterhead]
NRG Generating (U.S.) Inc.
1221 Nicollet Mall
Suite 700
Minneapolis, MN 55403-2445
Telephone (612) 373-5305
Fax (612) 373-8833


May 20, 1996

Mr. Harvey A. Braswell
Stewart & Stevenson Operations, Inc.
2707 North Lake West, 2nd Floor
Houston, TX 77008

Re: Auxiliary Boilers - NRG Generating (Parlin) Inc.

Please refer to that certain NRG Generating (Parlin) Inc./Stewart & Stevenson Operations, Inc. Operating and Maintenance Agreement, dated May 1, 1996 (the "Parlin O&M Agreement") between NRG Generating (Parlin) Inc. ("NRG Parlin") and Stewart & Stevenson Operations Inc. ("SSOI").

This letter is to confirm the mutual understanding and agreement of NRG Parlin and SSOI that the term "System" as used in the Parlin O&M Agreement includes any auxiliary boiler (and any replacement boiler) used to meet NRG Parlin's obligations under the Amended and Restated Power Purchase Agreement, under the Steam Purchase Contract dated December 8, 1986, as amended, between NRG Parlin and E.I. duPont de Nemours and Company ("DuPont") and under the Electricity Purchase Contract dated January 18, 1988 between NRG Parlin and DuPont, regardless of whether such boiler is regarded as owned by NRG Parlin. It is also our mutual understanding and agreement that SSOI will operate and maintain the Parlin auxiliary boiler under the terms of the Parlin O&M Agreement.

This letter is intended as a clarifying amendment to the NRG Parlin Agreement. Accordingly, the NRG Parlin Agreement is hereby amended to reflect the terms hereof and, except as explicitly stated above, shall continue in full force and affect in accordance with its provisions. Additionally, the provisions of Article XIX of the NRG Parlin Agreement are hereby incorporated into this letter as if they were separately stated herein.

If this letter accurately sets forth the terms of our understanding, please so indicate by executing a coy of this letter in the space provided below.

                              Yours very truly,

                              NRG GENERATING (PARLIN) COGENERATION

                              By: /s/ Leonard Bluhm
                              Name:   Leonard A. Bluhm
                              Title:  President

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ACKNOWLEDGED AND AGREED TO:

STEWART & STEVENSON OPERATIONS, INC.

By: /s/ Harvey A. Braswell
Name:   Harvey A. Braswell
Title:  Vice President - North American Operations